                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Fortis Securities, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                   (specify)
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                       [LOGO OF FORTIS SECURITIES, INC.]
                            FORTIS SECURITIES, INC.
                500 Bielenberg Drive, Woodbury, Minnesota 55125
          Mailing Address: P.O. Box 64284, St. Paul, Minnesota 55164

                    NOTICE OF ANNUAL SHAREHOLDERS' MEETING

                        TO BE HELD ON DECEMBER 16, 1999

     The annual meeting of the shareholders of Fortis Securities, Inc. (the "Company") will be held at the offices of Fortis Advisers, Inc. ("Advisers"), 500 Bielenberg Drive, Woodbury, Minnesota, on Thursday, December 16, 1999, at 10:00 a.m. for the following purposes:

     1. To set the number of directors at nine and to elect a Board of Directors.

     2. To ratify the selection by the Board of Directors of the Company of KPMG LLP as independent public accountants for the Company for the fiscal year ending July 31, 2000.

     3. To transact such other business as may properly come before the meeting.

     Shareholders of record on October 29, 1999, are the only persons entitled to notice of and to vote at the meeting.

     Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE COMPANY ANY FURTHER SOLICITATION EXPENSE. An addressed envelope for which no postage is required is enclosed.



                                    /s/ Michael J. Radmer
                                        Secretary

Dated: November 10, 1999

                            FORTIS SECURITIES, INC.
                500 Bielenberg Drive, Woodbury, Minnesota 55125
          Mailing Address: P.O. Box 64284, St. Paul, Minnesota 55164

                                PROXY STATEMENT

             ANNUAL MEETING OF THE SHAREHOLDERS--DECEMBER 16, 1999

     The enclosed proxy is solicited by the Board of Directors of Fortis Securities, Inc. (the "Company") in connection with the annual meeting of shareholders of the Company to be held December 16, 1999, and at any adjournment (rescheduling) of the meeting. The costs of solicitation, including the cost of preparing and mailing the Notice of Annual Shareholders' Meeting and this Proxy Statement, will be paid by the Company, and such mailing will take place on approximately November 8, 1999. Representatives of Fortis Advisers, Inc. ("Advisers"), the investment adviser and manager of the Company, without cost to the Company, may solicit proxies for the management of the Company by means of mail, telephone, or personal calls. The address of Advisers is that of the Company as provided above.

     A proxy may be revoked by giving written notice of revocation to the Secretary of the Company. Unless revoked, properly executed proxies that have been returned by shareholders without instructions will be voted "for" each proposal. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the shareholder's choice. With regard to the election of directors, votes may be cast in favor or withheld. Abstentions may be specified for Proposal 2 (ratification of independent public accountants). Abstentions and votes withheld with respect to the election of directors will be counted as present for purposes of determining whether a quorum of shares is present at the meeting, and will have the same effect as a vote "against" such item. So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

     Only those shareholders owning shares as of the close of business on October 29, 1999, may vote at the meeting or any adjournments of the meeting. As of that date, there were issued and outstanding 12,661,986 common shares, $.01 par value. Common shares represent the only class of securities of the Company. Each shareholder is entitled to one vote for each share held.

     If a quorum is not present at a meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposals that are the subject of the meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy.

     A copy of the Company's most recent annual report is available upon request. If you would like to receive a copy, please contact the Company at P.O. Box 64284, St. Paul, Minnesota 55164 or call 1-800-800-2000, extension 4579, and a copy will be sent, without charge, by first class mail within three business days of your request.

                                 SHARE OWNERSHIP

     The following table sets forth the number of shares of the Company and the number of shares of all other investment companies managed by Advisers owned beneficially by the directors of the Company and by all officers and directors as a group, as of October 20, 1999.

                                  Number of Company        Shares Owned of
     Beneficial Owner          Shares Beneficially Owned  Other Fortis Funds*
     ----------------          -------------------------  -------------------
     Richard W. Cutting                    0                     8,351
     Allen R. Freedman                     0                    14,198
     Dr. Robert M. Gavin                   0                    38,711
     Jean L. King                          0                    15,174
     Dean C. Kopperud                      0                    18,316
     Robb L. Prince                      514                    80,340
     Leonard J. Santow                     0                    42,907
     Noel S. Shadko                        0                     4,819
     Joseph M. Wikler                      0                   127,421
     Officers and directors
       as a group                        514                 1,531,368

______________________

     * "Other Fortis Funds" currently consists of eight open-end investment companies managed by the Adviser. The open-end investment companies are Fortis Advantage Portfolios, Inc.; Fortis Equity Portfolios, Inc.; Fortis Growth Fund, Inc.; Fortis Income Portfolios, Inc.; Fortis Money Portfolios, Inc.; Fortis Series Fund, Inc.; Fortis Tax-Free Portfolios, Inc.; and Fortis Worldwide Portfolios, Inc.

     As of October 20, 1999, all directors and officers as a group owned less than 1% of the outstanding shares of the Company. As of this date, no person, to the knowledge of Company management, owned beneficially more than 5% of the voting shares of the Company.

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

     At the meeting, shareholders will be asked to elect the members of the Company's Board of Directors. The Bylaws of the Company provide that the shareholders have the power to set the number of Directors (subject to the authority of the Board of Directors to increase or decrease the number as permitted by law). The Company's management recommends that the number of directors to be elected at the annual meeting be set at nine. Unless otherwise instructed, the proxies will vote in favor of a resolution to set the number of directors at nine.

     It is intended that the enclosed proxy will be voted for the election of the nine persons named below as directors unless such authority has been withheld in the proxy. All of the nominees were elected directors by the shareholders at their last annual meeting and are currently serving as directors of the Company. The term of office of persons elected will be until the next annual meeting of the shareholders or until their successors are elected and shall qualify. Pertinent information regarding each nominee's principal occupation and business experience during at least the past five years is set forth below.

 Name, Age, Term of Office    Principal Occupation/Business Experience   Directorships of Other
 -------------------------    ----------------------------------------     Reporting Companies
                                                                          -------------------
Richard W. Cutting, Age 68    Certified public accountant and            Other Fortis Funds
Director since 1993 (1)       financial consultant.

Allen R. Freedman *, Age 59   Chairman, Chief Executive Officer and      Other Fortis Funds;
Director since 1987           President of Fortis, Inc.; a Managing      Systems and Computer
                              Director of Fortis International,          Technology Corporation.
                              N.V.; director of Systems and
                              Computer Technology Corporation.

Dr. Robert M. Gavin, Age 59   President, Cranbrook Education             Other Fortis Funds
Director since 1986 (2)       Community; prior to July 1996,
                              President, Macalester College, St.
                              Paul, MN.

Jean L. King, Age 55          President, Communi-King, a                 Other Fortis Funds
Director since 1984 (1)       communications consulting firm.

Dean C. Kopperud*, Age 47     Chief Executive Officer and a              Other Fortis Funds
Director since 1995 (2)       Director of Advisers; President and a
                              Director of Fortis Investors, Inc.
                              ("Investors"), the underwriter of
                              shares of investment companies
                              affiliated with the Company;
                              President of Fortis Financial Group;
                              a Director of Fortis Benefits
                              Insurance Company and Senior Vice
                              President of Time Insurance Company.

Robb L. Prince, Age 58        Financial and employee benefit             Other Fortis Funds;
Director since 1982 (2)       consultant; prior to July 1995, Vice       Analysts International
                              President and Treasurer, Jostens,          Corporation
                              Inc., a producer of products and
                              services for youth, education, sports
                              award, and recognition markets;
                              director of Analysts International
                              Corporation

Leonard J. Santow, Age 63     Principal, Griggs & Santow, Inc.,          Other Fortis Funds
Director since 1972 (3)       economic and financial consultants

 Name, Age, Term of Office    Principal Occupation/Business Experience   Directorships of Other
 -------------------------    ----------------------------------------     Reporting Companies
                                                                          -------------------
Noel S. Shadko, Age 45        Marketing consultant; prior to 1996,       Other Fortis Funds
Director since 1996 (2)       Senior Vice President, Marketing and
                              Strategic Planning, Rollerblade, Inc.

Joseph M. Wikler, Age 58      Investment consultant and private          Other Fortis Funds
Director since 1994 (1)       investor; prior to 1994, Director of
                              Research, Chief Investment Officer,
                              Principal and a Director,  The
                              Rothschild Co., an investment
                              adviser, Baltimore, MD.

_____________________

   * Denotes directors who are interested persons, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Company and Advisers. Mr. Kopperud is an "interested person" of Advisers and the Company primarily because he holds certain positions, including serving as Chief Executive Officer and a director of Advisers. Mr. Freedman is an "interested person" of Advisers and the Company primarily because he holds certain positions, including serving as Chairman and Chief Executive Officer of Fortis, Inc., the parent company of Advisers, and as a Managing Director of Fortis International, N.V., the parent company of Fortis, Inc.
  (1) Member of the Audit Committee of the Board of Directors.
  (2) Member of the Executive Committee of the Board of Directors.
  (3) Member of the Investment Consulting Committee of the Board of Directors.

     The Company has an Audit Committee of the Board of Directors whose members are selected annually by the full Board of Directors. The Audit Committee currently consists of Ms. King, Mr. Wikler and Mr. Cutting, who serves as its chairperson. The Audit Committee met two times during the fiscal year ended July 31, 1999. The Company does not have a standing compensation committee or a standing nominating committee of the Board of Directors.

     The functions performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Company for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Company on matters concerning the Company's financial statements and reports, including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Company from the firm of nonaudit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Company's officers and directors.

     During the Company's fiscal year ended July 31, 1999, there were four meetings of the Board of Directors. No director attended fewer than 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of the Board on which such director served, except Mr. Freedman and Mss. King and Shadko.

     No compensation is paid by the Company to any Director or officer who is an officer or employee of Advisers or Investors or any affiliated company. The Company pays each director who is not affiliated with Advisers or Investors a monthly fee of $100 and a fee of $100 for each directors' meeting and each
committee meeting attended.   The following table sets forth the compensation
received by each director from the Company during the fiscal year ended July 31, 1999, as well as the total compensation received by each director from the Fund Complex (which includes the Company and the Other Fortis Funds) during the calendar year ended December 31, 1998. Mr. Freedman and Mr. Kopperud did not receive any such compensation and they are not included in the table.

                              Compensation    Total Compensation
      Director              from the Company  from Fund Complex
---------------------       ----------------  ------------------
Richard W. Cutting               $1,800             $31,200
Dr. Robert M. Gavin              $1,800             $31,200
Jean L. King                     $1,600             $31,200
Robb L. Prince                   $1,800             $31,200
Leonard J. Santow                $1,678             $30,300
Noel S. Shadko                   $1,800             $22,200
Joseph M. Wikler                 $1,800             $31,300

     The Board of Directors recommends that shareholders set the number of directors at nine and vote in favor of the above nominees to serve as Directors of the Company. The vote of a majority of the shares represented at the meeting, provided at least a quorum (more than 50% of the outstanding shares) is represented in person or by proxy, is sufficient for the election of the above nominees. Unless otherwise instructed, the proxies will vote for the above nine nominees. All of the nominees listed above have consented to serve as directors if elected. In the event any of the above nominees are not candidates for election at the meeting, the proxies may vote for such other persons as management may designate. Nothing currently indicates that such a situation will arise.

                                  PROPOSAL TWO
                                RATIFICATION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or of its investment adviser. The 1940 Act provides that the selection be submitted for ratification or rejection by the shareholders.

     The Company's Board of Directors, including a majority of the directors who are not interested persons of Advisers or the Company, upon the recommendation of the Company's Audit Committee, have selected KPMG LLP to be the Company's independent public accountants for the fiscal year ending July 31, 2000. KPMG LLP has no direct or material indirect financial interest in the Company or in Advisers, other than receipt of fees for services to the Company. KPMG LLP has served as the independent public accountants of the Company since the fiscal year ended July 31, 1989. KPMG LLP also serves as independent public accountants for each of the Other Fortis Funds.

     Representatives of KPMG LLP are expected to be present at the meeting.
Such representatives will be given the opportunity to make a statement to the shareholders if they desire to do so and are expected to be available to respond to any questions that may be raised at the meeting.

     The Board of Directors recommends that shareholders vote in favor of the ratification of KPMG LLP as the independent public accountants for the Company. The affirmative vote of a majority of the shares represented at the meeting, provided at least a quorum (more than 50% of the outstanding shares) is represented in person or by proxy, is sufficient for the ratification of the selection of the independent public accountants. Unless otherwise instructed, the proxies will vote for the ratification of the selection of KPMG LLP as the Company's independent public accountants.

                       EXECUTIVE OFFICERS OF THE COMPANY

     Information about each executive officer's position and term of office with the Company and business experience during at least the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. Compensation paid to the executive officers of the Company is paid by Advisers. No executive officer receives any compensation from the Company, however, the Company's legal fees are paid to a law firm of which the secretary of the Company is a partner.

Name and (Age)           Position/Term of Office     Business Experience During Past Five Years
--------------           -----------------------     ------------------------------------------
Dean C. Kopperud (47)    President since 1995        See biographical information in Proposal One.

Gary N. Yalen (57)       Vice President since 1995   President and Chief Investment Officer of
                                                     Advisers (since 1995) and Senior Vice
                                                     President, Investments, of Fortis, Inc.;
                                                     prior to 1996, President and Chief Investment
                                                     Officer, Fortis Asset Management, a former
                                                     division of Fortis, Inc.

Howard G. Hudson (62)    Vice President since 1995   Executive Vice President and Head of Fixed
                                                     Income Investments of Advisers since 1995;
                                                     prior to 1996, Senior Vice President, Fixed
                                                     Income, Fortis Asset Management.

Lucinda S. Mezey (52)    Vice President since 1997   Executive Vice President and Head of Equity
                                                     Investments of Advisers since October 1997;
                                                     from 1995 to October 1997, Chief Investment
                                                     Officer, Alex Brown Capital Advisory and
                                                     Trust Co., Baltimore, MD; prior to 1995,
                                                     Senior Vice President and Head of Equity
                                                     Investments, PNC Bank, Philadelphia, PA.

James S. Byrd (48)       Vice President since 1991   Executive Vice President of Advisers since
                                                     1995; prior to 1995, Vice President of
                                                     Advisers and of Investors.

Name and (Age)           Position/Term of Office     Business Experience During Past Five Years
--------------           -----------------------     ------------------------------------------
Maroun M. Hayek (51)     Vice President since 1995   Vice President of Advisers since 1995; prior
                                                     to 1996, Vice President, Fixed Income, Fortis
                                                     Asset Management.

Robert C. Lindberg (43)  Vice President since 1993   Vice President of Advisers since 1993.


Kevin J. Michels (48)    Vice President since 1995   Vice President of Advisers since 1995; prior
                                                     to 1996, Vice President, Administration,
                                                     Fortis Asset Management.

Christopher J. Pagano    Vice President since 1996   Vice President of Advisers since 1996; prior
(36)                                                 to March 1996, government strategist, Merrill
                                                     Lynch, New York, NY.

Kendall C. Peterson      Vice President since 1999   Vice President of Advisers since August 1999;
(43)                                                 prior to August 1999, Vice President and
                                                     portfolio manager at Prudential Insurance
                                                     Company of America, Newark, NJ.

Stephen M. Rickert (56)  Vice President since 1995   Vice President of Advisers since 1995; from
                                                     1994 to 1996, Corporate Bond Analyst, Fortis
                                                     Asset Management.

Christopher J. Woods     Vice President since 1995   Vice President of Advisers since 1995; prior
(39)                                                 to 1996 Vice President, Fixed Income, Fortis
                                                     Asset Management.

Robert W. Beltz, Jr.     Vice President since 1993   Vice President--Securities Operations of
(50)                                                 Advisers and of Investors.

Peggy E. Ettestad (42)   Vice President since 1997   Senior Vice President, Operations of Advisers
                                                     since March 1997; prior to March 1997, Vice
                                                     President, G.E. Capital Fleet Services,
                                                     Minneapolis, MN.

Tamara L. Fagely (41)    Treasurer since 1993 and    Vice President of Advisers and of Investors
                         Vice President since 1996   since 1998; prior to 1998, Second Vice
                                                     President of Advisers and Investors.

Dickson W. Lewis (50)    Vice President since 1997   Senior Vice President, Marketing and Sales of
                                                     Advisers and of Investors since July 1997;
                                                     from 1993 to July 1997, President and Chief
                                                     Executive Officer, Hedstrom/Blessing, Inc.,
                                                     Minneapolis, MN.

Name and (Age)           Position/Term of Office     Business Experience During Past Five Years
--------------           -----------------------     ------------------------------------------
David A. Peterson (57)   Vice President since 1991   Vice President and Assistant General Counsel,
                                                     Fortis Benefits Insurance Company.

Scott R. Plummer (40)    Vice President since 1996   Vice President, Associate General Counsel and
                                                     Assistant Secretary of Advisers.

Rhonda J. Schwartz (41)  Vice President since 1996   Since January 1996, Senior Vice President and
                                                     General Counsel of Advisers, Vice President
                                                     and General Counsel, Life and Investment
                                                     Products of Fortis Insurance Company and
                                                     Senior Vice President and General Counsel of
                                                     Fortis Benefits Insurance Company, FFG
                                                     Division; from 1994 to January 1996, Vice
                                                     President, General Counsel and Secretary of
                                                     Fortis, Inc.

Melinda S. Urion (46)    Vice President since 1997   Senior Vice President and Chief Financial
                                                     Officer of Advisers since 1997; from 1995 to
                                                     1997, Senior Vice President of Finance and
                                                     Chief Financial Officer, American Express
                                                     Financial Corporation; prior to March 1995,
                                                     corporate controller, American Express
                                                     Financial Corporation and prior to 1994,
                                                     controller and treasurer, IDS Life Insurance
                                                     Company, Minneapolis, MN.

Michael J. Radmer (54)   Secretary since 1978        Partner, Dorsey & Whitney LLP, the Company's
                                                     General Counsel.

                                 OTHER MATTERS

     Management does not intend to present any business to the meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of the Company.

     Based on the Company records and other information, the Company believes that all SEC filing requirements applicable to its directors and officers, Advisers and companies affiliated with Advisers pursuant to Section 16(a) of the Securities Exchange Act of 1934, with respect to the Company's fiscal year ending July 31, 1999, were satisfied.

                             SHAREHOLDER PROPOSALS

     Proposals of Company shareholders intended to be presented at the 2000 annual shareholders' meeting must be received at the Company's offices by July 15, 2000, in order to be considered for inclusion in the Company's proxy statement and form of proxy for the 2000 annual meeting.


     Dated: November 8, 1999         /s/ Michael J. Radmer, Secretary

                                [LOGO OF FORTIS]


Fortis Financial Group

Fund management offered through Fortis Advisers, Inc. since 1949
Securities offered through Fortis Investors, Inc., member NASD, SIPC Insurance products offered through Fortis Benefits Insurance Company & Fortis Insurance Company
P.O. Box 64284 o St. Paul, MN 55164-0284 o (800) 800-2000
http://www.ffg.us.fortis.com

The Fortis brandmark and Fortis(R) are servicemarks of Fortis (B) and Fortis (NL).

96594 (C) Fortis, Inc. 10/99




                                   ----------




                                [LOGO OF FORTIS]


                         Notice of annual shareholders'
                           meeting and proxy statement


                                                         To be held
                                                         December 16, 1999


                                                         Fortis Securities, Inc.

FORTIS SECURITIES, INC.
PROXY SERVICE
POST OFFICE BOX 9148
FARMINGDALE, NY 11735-9855

FORTIS SECURITIES, INC.

PROXY FOR ANNUAL SHAREHOLDERS' MEETING
TO BE HELD DECEMBER 16, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
OF DIRECTORS

     The undersigned apoints Michael J. Radmer, Robert W. Beltz, Jr., Scott R. Plummer and Tamara L. Fagely and each of them with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of Fortis Securities, Inc. (the "Company") held by the undersigned on October 29, 1999, at the annual shareholders' Meeting of the Company, to be held at the offices of Fortis Advisers, Inc. ("Advisers"), 500 Bielenberg Drive, Woodbury, Minnesota, on Thrusday, December 16, 1999, at 10:00 a.m. and at any adjornment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTEREST OF THE COMPANY.

Receipt of Notice of Annual Shareholders' Meeting and Proxy Statement is acknowledged by your execution of this proxy. Mark, sign, date, and return this proxy in the addressed envelope--no postage required. Please mail promptly to save the Company further solicitation expenses.

- To vote by mail, sign below exactly as your name appears above and return the card in the envelope provided.
-  To vote by touch-tone phone, call 1-800-690-5903
-  To vote by internet, use website www.proxyvote.com

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

PORSEC

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

FORTIS SECURITIES, INC.

VOTE ON DIRECTORS

1.   TO SET THE NUMBER OF DIRECTORS AT NINE AND TO ELECT THE FOLLOWING NOMINEES:
     01) R.W. CUTTING, 02) A.R. FREEDMAN 03) R.M. GAVIN, 04) J.L. KING, 05) D.C. KOPPERUD, 06) R.L. PRINCE, 07) L.J. SANTOW, 08) N.S. SHADKO, 09) J.M. WIKLER.

     FOR ALL       WITHHOLD ALL   FOR ALL EXCEPT
      [ ]              [ ]            [ ]

     To withhold authority to vote, xxxx "For All Except" and write the nominee's number on the line below.

VOTE ON PROPOSAL

2. PROPOSAL TO RATIFY THE SELECTION OF KMPG LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY.

       For       Against    Abstain
       [ ]         [ ]        [ ]

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PRPOERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

-----------------------------------------      -------------------------------
Signature (PLEASE SIGN WITHIN BOX    Date      Signature (Joint Owners    Date